                             FIRST AMENDMENT TO THE
                   RUSSELL CORPORATION FLEXIBLE DEFERRAL PLAN      EXHIBIT (10f)


         THIS FIRST AMENDMENT to the Russell Corporation Flexible Deferral Plan (the "Plan") is made as of the 28th day of December, 2001, by Russell Corporation (the "Company".)

                              W I T N E S S E T H :

         WHEREAS, the Company maintains the Plan for the benefit of the Company's key management and highly compensated employees and the key management and highly compensated employees of its affiliates; and

         WHEREAS, pursuant to Section 11.2 of the Plan, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company desires to make certain changes to the Plan as set forth herein, and the Company's Board of Directors has authorized and approved these changes;

         NOW, THEREFORE, the Plan hereby is amended as follows:

         1. Effective January 1, 2002, Section 3.2 is hereby amended by adding thereto, immediately following the language therein, the following new sentence:

         A Participant may revoke any deferral election made for a Plan Year for the remainder of that Plan Year and, in such case, may make a new deferral election for any subsequent Plan Year.

         2. Effective January 1, 2002, Section 3.5 is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

                  3.5 Vesting. A Participant shall at all times be 100% vested in his or her Deferral Account. A Participant shall be vested in his or her Employer Matching Account, as follows:

                  Participant's Years of Service           Vesting Percentage
                  ------------------------------           ------------------
                           LESS THAN 3                                0%
                           3 OR MORE                                100%

         provided, however, a Participant shall be 100% vested in his Employer Matching Account upon either his or her attainment of age sixty-five
         (65) or death.


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         3.       Effective January 1, 2002, the first paragraph of Section 5.2 is hereby amended by deleting said paragraph in its entirety and by substituting in lieu thereof the following:

                  5.2 Payment of Retirement Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to the Monthly Installment Method over a period of 60, 120, 180 or 240 months; provided, if such Monthly Installment Payments are less than $250 (or any other amount as determined by the Committee), the remainder of the Participant's Account Balance will be paid in a single lump-sum payment. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election For to the Committee, provided that any such Election Form is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee at least 1 year prior to the Participant's Retirement shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefits shall be payable in a lump sum. The lump sum payment shall be made (i) within 60 days of when the Participant Retires or (ii) upon the determination that the Monthly Installment Payments are less than $250, or the Monthly Installment Payments shall be made in accordance with Section
         1.24 above. Any payment made shall be subject to the Deduction Limitation.

         4. Except as otherwise specified herein, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date first above written.

                     RUSSELL CORPORATION

                     By:   /s/ Floyd G. Hoffman
                         -----------------------------
                          Title: Senior Vice President


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